                                                                    EXHIBIT 23.5


                        CONSENT OF INDEPENDENT AUDITORS


We consent to the reference to our firm under the caption "Experts" and to the use of our report dated February 4, 1998, with respect to the financial statements of The Box Worldwide, Inc. and subsidiaries (Predecessor) included in the Registration Statement (Form S-1 No. 333-30188) of The MTVi Group, Inc. for the registration of its common stock.


                                          /s/ Ernst & Young LLP
                                          --------------------------------------

Miami, Florida

March 16, 2000